MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2016
Marketable Securities [Abstract]
MARKETABLE SECURITIES
MARKETABLE SECURITIES

Our marketable securities are equity securities considered to be available-for-sale securities.

(in thousands of $)	2016	2015
Balance at start of year	14,615	—
Acquired as a result of the Merger	—	5,779
Sales during the year	(328)	—
Purchases during the year	—	32,159
Unrealized loss	(7,763)	(23,323)
Balance at end of year	6,524	14,615

During 2015, we made a $32.2 million investment in a company listed on a U.S. stock exchange. A net unrealized loss concluded as other-than-temporary impairment loss of $19.1 million was recorded in 2015. The fair value of this investment at December 31, 2015 was $13.1 million (December 31, 2014: nil). During 2016, we sold $0.3 million of the investment, for cash proceeds of $0.1 million and realized a loss on the sale of $0.2 million.We recorded a net unrealized loss of $6.3 million of which $8.5 million was concluded as other-than-temporary impairment loss. The fair value of this investment at December 31, 2016 was $6.5 million.

During 2015, we acquired an investment of $5.7 million in a company listed on the Norwegian 'over the counter' market as a result of the Merger. A net unrealized loss concluded as other-than-temporary impairment loss of $4.2 million was recorded in 2015. The fair value of this investment at December 31, 2015 was $1.5 million (December 31, 2014: nil). During 2016, we recorded a net unrealized loss concluded as other-than-temporary impairment loss of $1.5 million. The fair value of this investment at December 31, 2016 was nil.

The unrealized loss is presented as such in the statement of other comprehensive income. The unrealized loss concluded as other-than-temporary impairment loss is transferred from the statement of other comprehensive income to the statement of operations and presented as "Impairment loss on marketable securities".

The cost of available for sale securities is calculated on an average cost basis.